                                                                    Exhibit 99.3

                                 NovaStar 2003-2
                         Preliminary Collateral Summary

                                   DISCLAIMER

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                                     [LOGO]
                                    Wachovia
                                  Securitites

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

                                                           Aggregate              Fixed                 ARM
                                                        ---------------      ---------------      ---------------
Number of Loans                                                   5,378                2,043                3,334
% of Aggregate Pool or Group                                     100.00%               32.51%               67.49%
Principal Balance                                       $770,683,414.44      $250,565,148.68      $520,118,265.76
   Minimum                                              $     11,835.00      $     11,835.00      $     32,789.87
   Maximum                                              $    940,000.00      $    800,000.00      $    940,000.00
   Average                                              $    143,302.98      $    122,645.69      $    156,004.28
% Fixed-Rate Fully Amortizing Loans                               24.66%               75.82%                0.00%
% Fixed-Rate Balloon Loans                                         7.86%               24.18%                0.00%
% Adjustable-Rate Loans                                           67.49%                0.00%              100.00%
Mortgage Insurance
   MI Coverage Threshold                                             60%                  60%                  60%
   % of Mortgage Loans Covered by MI                              48.49%               55.67%               45.02%
   % of Mortgage Loans with an LTV ** 60% without MI              44.41%               32.11%               50.34%
   % of Mortgage Loans with an LTV *** 60%                         7.10%               12.22%                4.64%
Mortgage Insurance Provider (as % of pool balance)/1/
   MGIC                                                           48.04%               55.37%               44.50%
   PMI                                                             0.44%                0.27%                0.52%
   Radian                                                          0.01%                0.02%                0.00%
Gross Mortgage Rate
   Minimum                                                        4.625%               4.625%               4.625%
   Maximum                                                       14.000%              14.000%              11.250%
   Weighted Average                                               7.351%               7.413%               7.321%
Original CLTV Ratio
   Minimum                                                         5.06%                5.06%               17.86%
   Maximum                                                       100.00%              100.00%              100.00%
   Weighted Average                                               80.20%               77.62%               81.44%
Remaining Term
   Minimum                                                          118                  118                  331
   Maximum                                                          360                  360                  360
   Weighted Average                                                 336                  288                  359
FICO Score
   Minimum                                                          515                  520                  515
   Maximum                                                          816                  808                  816
   Weighted Average                                                 639                  662                  628
% of Mortgage Loans with Prepayment Penalty                       78.92%               73.02%               81.76%
% First Lien                                                      97.97%               93.75%              100.00%
% Single-Family Residence                                         75.67%               76.45%               75.34%
Documentation Type
   Full                                                           48.05%               42.05%               50.94%
   Stated                                                         36.43%               40.35%               34.54%
   No Doc                                                          7.60%               10.12%                6.39%
   Limited                                                         2.78%                2.19%                3.07%
   NINA                                                            2.83%                4.12%                2.21%
   Other                                                           2.31%                1.17%                2.86%
Loan Purpose
   Refinance - Cashout                                            60.89%               63.28%               59.66%
   Purchase                                                       27.92%               20.30%               31.59%
   Refinance - Rate/Term                                          11.19%               15.94%                8.64%
Occupancy Status
   Primary                                                        94.05%               92.96%               94.58%
   Secondary                                                       0.75%                0.69%                0.77%
   Investment (Non-Owner Occupied)                                 4.54%                5.51%                4.08%
   Investment (Owner Occupied)                                     0.66%                0.83%                0.57%
Geographic Concentration (Top 3 States)
                                                                  27.55%CA             29.59%CA             26.56%CA
                                                                  15.22%FL             18.24%FL             13.77%FL
                                                                   4.35%OH              4.39%TX              4.89%OH

                                                            Freddie              Freddie              Freddie
                                                           Eligible             Eligible             Eligible
                                                              All                 Fixed                ARM
                                                        ---------------      ---------------      ---------------
Number of Loans                                                   3,817                1,157                2,659
% of Aggregate Pool or Group                                      66.17%               23.71%               76.29%
Principal Balance                                       $509,976,145.35      $120,911,913.85      $389,064,231.50
   Minimum                                              $     11,835.00      $     11,835.00      $     32,789.87
   Maximum                                              $    435,724.48      $    348,821.00      $    435,724.48
   Average                                              $    133,606.54      $    104,504.68      $    146,319.76
% Fixed-Rate Fully Amortizing Loans                               17.50%               73.81%                0.00%
% Fixed-Rate Balloon Loans                                         6.21%               26.19%                0.00%
% Adjustable-Rate Loans                                           76.29%                0.00%              100.00%
Mortgage Insurance
   MI Coverage Threshold                                             60%                  60%                  60%
   % of Mortgage Loans Covered by MI                              50.62%               57.34%               48.53%
   % of Mortgage Loans with an LTV ** 60% without MI              42.96%               29.40%               47.17%
   % of Mortgage Loans with an LTV *** 60%                         6.42%               13.26%                4.30%
Mortgage Insurance Provider (as % of pool balance)/1/
   MGIC                                                           50.03%               56.72%               47.95%
   PMI                                                             0.58%                0.57%                0.58%
   Radian                                                          0.01%                0.05%                0.00%
Gross Mortgage Rate
   Minimum                                                        4.625%               4.990%               4.625%
   Maximum                                                       14.000%              14.000%              11.250%
   Weighted Average                                               7.498%               7.797%               7.405%
Original CLTV Ratio
   Minimum                                                        17.86%               17.86%               17.86%
   Maximum                                                       100.00%              100.00%              100.00%
   Weighted Average                                               80.66%               78.36%               81.38%
Remaining Term
   Minimum                                                          118                  118                  331
   Maximum                                                          360                  360                  360
   Weighted Average                                                 341                  284                  359
FICO Score
   Minimum                                                          515                  520                  515
   Maximum                                                          816                  808                  816
   Weighted Average                                                 638                  665                  629
% of Mortgage Loans with Prepayment Penalty                       73.97%               52.26%               80.71%
% First Lien                                                      97.38%               88.95%              100.00%
% Single-Family Residence                                         74.92%               76.10%               74.56%
Documentation Type
   Full                                                           47.53%               38.10%               50.46%
   Stated                                                         37.17%               43.47%               35.21%
   No Doc                                                          7.91%               11.65%                6.75%
   Limited                                                         2.80%                1.88%                3.09%
   NINA                                                            2.42%                4.05%                1.98%
   Other                                                           2.17%                0.85%                2.59%
Loan Purpose
   Refinance - Cashout                                            57.99%               60.01%               57.37%
   Purchase                                                       32.81%               24.52%               35.39%
   Refinance - Rate/Term                                           8.87%               14.59%                7.10%
Occupancy Status
   Primary                                                        93.97%               94.24%               93.89%
   Secondary                                                       0.69%                0.51%                0.74%
   Investment (Non-Owner Occupied)                                 4.61%                4.62%                4.60%
   Investment (Owner Occupied)                                     0.73%                0.63%                0.76%
Geographic Concentration (Top 3 States)
                                                                  25.59%CA             25.73%CA             25.55%CA
                                                                  13.26%FL          11.60%FL                13.77%FL
                                                                   3.98%MI           6.77%NY                 4.04%MI

/(1)/ MGIC down to 55%, PMI down to 51%, Radian down to 50%

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATLY.

**  denotes greater than
*** denotes lesser than or equal to

                                 NovaStar 2003-2
                         Preliminary Collateral Summary

                                   DISCLAIMER

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                                     [LOGO]
                                    Wachovia
                                   Securities

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

                                                                      Group 2               Group 2              Group 2
                                               Aggregate                All               Conforming          Non-Conforming
                                            ---------------       ---------------       ---------------       ---------------
Number of Loans                                       5,378                 1,390                 1,129                   261
% of Aggregate Pool or Group                         100.00%                30.19%                56.85%                43.15%
Principal Balance                           $770,683,414.44       $232,698,279.56       $132,298,900.98       $100,399,378.58
   Minimum                                  $     11,835.00       $     11,997.75       $     11,997.75       $     47,782.01
   Maximum                                  $    940,000.00       $    940,000.00       $    389,655.91       $    940,000.00
   Average                                  $    143,302.98       $    167,408.83       $    117,182.37       $    384,671.95

% Fixed-Rate Fully Amortizing Loans                   24.66%                23.71%                21.13%                27.11%
% Fixed-Rate Balloon Loans                             7.86%                 8.69%                 9.20%                 8.02%
% Adjustable-Rate Loans                               67.49%                67.60%                69.66%                64.87%

Mortgage Insurance
   MI Coverage Threshold                                 60%                   60%                   60%                   60%
   % of Mortgage Loans Covered by MI                  48.49%                48.64%                62.10%                30.89%
   % of Mortgage Loans with an LTV ** 60%             44.41%                43.49%                30.32%                60.84%
      without MI
   % of Mortgage Loans with an LTV *** 60%             7.10%                 7.87%                 7.58%                 8.27%
Mortgage Insurance Provider (as % of pool
   balance)/1/
   MGIC                                               48.04%                48.05%                61.06%                30.89%
   PMI                                                 0.44%                 0.56%                 0.99%                 0.00%
   Radian                                              0.01%                 0.03%                 0.05%                 0.00%

Gross Mortgage Rate
   Minimum                                            4.625%                4.990%                5.250%                4.990%
   Maximum                                           14.000%               14.000%               14.000%               13.125%
   Weighted Average                                   7.351%                7.351%                7.725%                6.859%

Original CLTV Ratio
   Minimum                                             5.06%                 5.06%                 5.06%                31.43%
   Maximum                                           100.00%               100.00%               100.00%               100.00%
   Weighted Average                                   80.20%                80.10%                81.67%                78.04%

Remaining Term
   Minimum                                              118                   118                   118                   177
   Maximum                                              360                   360                   360                   360
   Weighted Average                                     336                   335                   332                   339

FICO Score
   Minimum                                              515                   520                   520                   521
   Maximum                                              816                   802                   802                   798
   Weighted Average                                     639                   639                   624                   659

% of Mortgage Loans with Prepayment                   78.92%                76.19%                80.57%                70.42%
   Penalty
% First Lien                                          97.97%                96.63%                95.25%                98.45%

% Single-Family Residence                             75.67%                75.49%                75.14%                75.96%

Documentation Type
   Full                                               48.05%                46.46%                55.73%                34.24%
   Stated                                             36.43%                37.76%                30.18%                47.74%
   No Doc                                              7.60%                 7.20%                 6.26%                 8.44%
   Limited                                             2.78%                 3.35%                 4.18%                 2.24%
   NINA                                                2.83%                 2.89%                 1.46%                 4.76%
   Other                                               2.31%                 2.35%                 2.18%                 2.58%

Loan Purpose
   Refinance - Cashout                                60.89%                60.32%                57.08%                64.60%
   Purchase                                           27.92%                26.39%                30.62%                20.81%
   Refinance - Rate/Term                              11.19%                13.01%                11.81%                14.59%

Occupancy Status
   Primary                                            94.05%                95.19%                94.45%                96.16%
   Secondary                                           0.75%                 0.94%                 1.12%                 0.70%
   Investment (Non-Owner Occupied)                     4.54%                 3.32%                 3.79%                 2.69%
   Investment (Owner Occupied)                         0.66%                 0.56%                 0.64%                 0.45%

Geographic Concentration (Top 3 States)
                                                      27.55% CA             30.83% CA             18.08% CA             47.65% CA
                                                      15.22% FL             11.79% FL             17.39% FL              4.42% FL
                                                       4.35% OH              4.14% OH              4.83% OH              4.39% CO

/(1)/ MGIC down to 55%, PMI down to 51%, Radian down to 50%

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

**  denotes greater than
*** denotes lesser than or equal to